UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act 1934

Date of Report (Date of earliest event reported): July 18, 2018

Greenpro Capital Corp.

(Exact name of registrant as specified in charter)

Nevada	001-38308	98-1146821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1701-1703, 17/F, The Metropolis Tower 10 Metropolis Drive Hung Hom, Kowloon, Hong Kong
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	+ (852) 3111 -7718

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On July 18, 2018, Greenpro Capital Corp. (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with V1 Group Limited, a Bermuda entity (the “Investor”). Pursuant to the Subscription Agreement, the Investor has agreed to purchase 906,666 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $7.50 per share for aggregate gross proceeds of $6,800,000. Pursuant to the terms of a lock-up agreement, dated May 31, 2018, between the Company and Network 1 Financial Securities, Inc., the Company’s placement agent (the “Placement Agent”) in its public offering consummated on June 12, 2018, the Company obtained the Placement Agent’s written consent to enter into the Subscription Agreement. In connection therewith, the Company paid the Placement Agent a 1.5% commission on the aggregate gross proceeds of the private placement. The information provided in Item 3.02 of this Current Report on Form 8-K is incorporated into this Item 1.01

Item 3.02. Unregistered Sales of Equity Securities.

On July 18, 2018, the Company completed the issuance and sale of the Shares for a purchase price of $7.50 per share in a private placement to the Investor. The Company received gross proceeds in the aggregate amount of $6,800,000 from the Investor. The proceeds shall be used for working capital purposes.

The Shares sold in the private placement were issued in reliance on an exemption from registration under Section 4(a)(2) and/or Regulation S of the Securities Act of 1933, as amended (“Regulation S”). The basis for the availability of this exemption include the facts that the sales of the stock were made to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the Company, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Subscription Agreement and Supplemental Agreement dated as of July 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENPRO CAPITAL CORP.

By:	/s/ Lee Chong Kuang
Name:	Lee Chong Kuang
Title:	President and Chief Executive Officer

Dated: July 18, 2018